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(LOGO(R)                                    AFD EXCHANGE RESERVES

Supplement Dated November 9, 1995, to Prospectus Dated
February 1, 1995

    This Supplement to the current Prospectus of the Fund supplements the information under the heading "Purchase and Sale of Shares," and supersedes the information under the heading
"Expense Information."



                   PURCHASE AND SALE OF SHARES



Previously, shares of the Fund were available only upon exchange from another Alliance Mutual Fund. Effective November 9, 1995, shares of the Fund may be purchased for cash and thereafter txchanged for shares of the same class of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another Alliance Mutual Fund and should not be held as a long-term investment. Shares of the Fund will continue to be available upon exchange from other Alliance Mutual Funds.

HOW TO BUY SHARES

You can purchase shares of the Fund for cash through broker-dealers, banks or other financial intermediaries. Purchases of shares for cash directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, may be made only if the purchaser has a financial intermediary of record. The minimum initial investment is $250. The minimum for subsequent investments is $50. Investments of $25 or more are allowed under the automatic investment program. See the Subscription Application and Statement of Additional Information for more information.

Class A Shares

You can purchase Class A shares for cash at net asset value. Class A shares are sold without any initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, you may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year;



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Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. See "Application of the CDSC" in the Prospectus. As discussed below, Class A shares may be exchanged for Class A shares of other Alliance Mutual Funds, subject to any applicable initial sales charge at the time of exchange. On cash purchases of less than $1,000,000, a commission will not be paid to the dealer or agent until the shares are exchanged for Class A shares of another Alliance Mutual Fund. Consult the Subscription Application and Statement of Additional Information.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares for cash at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of net asset value at the time of redemption or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC on Class B shares is set forth below.

     Year Since Purchase                   CDSC

     First.................                4.0%
     Second................                3.0%
     Third.................                2.0%
     Fourth................                1.0%
     Fifth.................                None

Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. As discussed below, Class B shares may be exchanged at net asset value for Class B shares of other Alliance Mutual Funds.
Following an exchange, Class B shares will continue to age for purposes of determining the CDSC, if any, upon redemption and for purposes of conversion to Class A shares.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares for cash without any initial sales charge or a CDSC. Thus you will receive the entire net asset value of your shares upon redemption. Class C shares do not convert to any other class of shares of the Fund. As discussed below, Class C shares may be exchanged at net asset value for Class C shares of other Alliance Mutual Funds.






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General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another Alliance Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. If you are making a smaller cash purchase, you might consider purchasing Class B shares because no sales charge will be assessed on subsequent exchanges of those shares. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive different compensation for selling Class A, Class B or Class C shares. Class B and Class C shares have higher distribution fees, and thus higher expense ratios, and pay correspondingly lower dividends than Class A shares. There is no size limit on cash purchases of Class A shares. The maximum cash purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Fund may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO EXCHANGE SHARES

You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds. Exchanges of Class A shares are made at the net asset value next determined plus any applicable initial sales charge imposed on the Class A shares of the other Alliance Mutual Fund. Consult the prospectus of the applicable Alliance Mutual Fund for a further explanation of


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those sales charges.  Exchanges of Class B and Class C shares are made at the net asset values next determined, without sales or service charges.

Under the Alliance Mutual Funds' Right of Accumulation, exchanges of Class A shares made pursuant to the Alliance Dollar Cost Averaging Program or otherwise will be assessed an initial sales charge based on the shareholder's total Alliance Mutual Funds holdings, including shares of the Fund, and therefore may be eligible for a reduced sales charge. Consult with your financial representative or Alliance regarding the Alliance Dollar Cost Averaging Program, Rights of Accumulation and other time and money saving services to investors.

Class A and Class B shares will age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.






























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                       EXPENSE INFORMATION


Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in the Fund and estimated annual expenses for each class of shares. The example following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                  Class A          Class B         Class C
                                  Shares           Shares          Shares


Maximum sales charge imposed
on
  purchases (as a percentage
  of offering price).......        None             None            None
Sales charge imposed on
dividend
  reinvestments............        None             None            None
Deferred sales charge (as a
  percentage of original
purchase
  price or redemption
proceeds,
  whichever is lower.......        None(a)          4.0%            None
                                                  during the
                                                  first year,
                                                  decreasing 1.0%
                                                  annually to 0%
                                                  after the fourth
                                                  year (b)(c)

Exchange fee...............        None             None            None



(a) Purchases of Class A shares of $1,000,000 or more (or that were received in exchange or following a series of exchanges of Class A shares of an Alliance Mutual Fund that were part of an original purchase of $1,000,000 or more) may be subject to a 1% deferred sales charge on redemptions within one year of the original purchase for cash. See "Purchase and Sale of Shares - How to Buy Shares - Class A Shares" in this Supplement.
(b) For Class B shares purchased for cash. The contingent deferred sales charge schedule applicable to a shareholder's redemption of Class B shares that were received in exchange of Class B shares of an Alliance Mutual



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    Fund is the schedule applicable to redemptions of Class B shares of the
    Alliance Mutual Fund originally purchased for cash by the shareholder.
(c) Class B shares will automatically convert to Class A shares a certain number of years after the end of the calendar month in which the shareholder's order to purchase was accepted. For Class B shares purchased for cash, the number of years is eight. For Class B shares that were received in exchange of Class B shares of an Alliance Mutual Fund, the number of years depends on the conversion schedule of the Class B shares of the Alliance Mutual Fund originally purchased. Currently, the longest such period is eight years. See "Purchase and Sale of Shares - General - Class B shares" - page 5.

               Operating Expenses                                                 Example

                          Class       Class      Class                     Class   Class    Class    Class
                            A           B          C                         A      B+       B++       C


  Management fees           .25         .25        .25     After  1 year   $ 13    $ 73     $ 18     $ 16
  12b-1 fees                .50        1.00        .75     After  3 years  $ 41    $ 91     $ 56     $ 48
  Other expenses(a)         .53         .53        .53     After  5 years  $ 70    $111     $ 96     $ 83
  Total fund                                               After 10 years  $155    $196(b)  $196(b)  $182
   operating
   expenses(a)             1.28        1.78       1.53

_______________________________________

 +       Assumes redemption at end of period and the highest applicable deferred sale charge schedule.  See note (b)
         above.
++       Assumes no redemption at end of period.
(a)      These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of
         Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b)      Assumes the longest applicable conversion schedule.  See note (c) above.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Fund - Distribution Services Agreement." "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.
The example should not be considered representative of past or


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future expenses; actual expenses may be greater or less than those shown.


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.
00250163.AF4














































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